UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 2004


                                 NCT Group, Inc.
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             (Exact name of Registrant as specified in its charter)


         Delaware                     0-18267                    59-2501025
---------------------------       ---------------             ----------------
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)              File Number)            Identification No.)


20 Ketchum Street, Westport, Connecticut                              06880
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:               (203) 226-4447

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The information in this Report, including the exhibit, is provided under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


Item 7.   Financial Statements and Exhibits.

(c) Exhibits.  The following exhibit is furnished as part of this Report:

99(a)     Text of Press Release issued by NCT Group, Inc., dated August 17, 2004


Item 12.  Results of Operations and Financial Condition.

     On August 17, 2004, NCT Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99(a) to this Report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   NCT GROUP, INC.
                                                   Registrant


                                                   By:  /s/ Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:       August 18, 2004

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                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit

99(a)          Text of Press Release issued by NCT Group, Inc., dated August 17,
               2004